Exhibit 4.2.5

Annex 1.4 to Contract P81044

March 01, 2008

SPECIFICATION

Annex № 1.4 is valid from 01/01/2009 till 30/04/2009.

##	Type of packaging material	Package volume, ml	Final price Seller’s warehouse (TP factory) EUR, Excl. VAT	Printing method
Delivery from: Tetra Moscow (Russia)
1	TBA/m			Flexo
Accessory	7045-810	1000 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.132 kg / 1000 packs	[*] / kg
2	TBA/m			Flexoprocess
Accessory	7414-810	1000 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.132 kg / 1000 packs	[*] / kg
3	TBA/m			Flexoline
Accessory	7445-810	1000 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.132 kg / 1000 packs	[*] / kg
4	TBA/m			Flexoline
Accessory	7045-835	1500 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.178 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.030 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.0135 km / 1000 packs	[*] / kg
5	TBA/m			Flexoprocess
Accessory	7414-835	1500 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.178 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.030 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.0135 km / 1000 packs	[*] / kg
6	TR/m			Flexo
Accessory	8276-810	1000 ml	[*] / 1000 packs
materials
7	TR/m			Flexo
Accessory	8276-700	500 ml	[*] / 1000 packs
materials
8	TR/m			Flexo
Accessory	8276-560	250 ml	[*] / 1000 packs
materials
9	TBA/m			Flexoprocess
Accessory	7414-813	1000 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.146 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.030 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.0135 km / 1000 packs	[*] / kg
THE SELLER ZAO “Tetra Pak”			THE BUYER OAO “Wimm-Bill-Dann”

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission

Annex 1.4 to Contract P81044

March 01, 2008

SPECIFICATION

Annex № 1.4 is valid from 01/01/2009 till 30/04/2009.

##	Type of packaging material	Package volume, ml	Final price Seller’s warehouse (TP factory) EUR, Excl. VAT	Printing method
10	TFA			Flexo
Accessory	4421-810	1000 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.130 kg / 1000 packs	[*] / kg
Delivery from: Tetra Pak Kiev (Ukraine)
1	TB/m			Flexoprocess
Accessory	6065-811	1000 ml Square	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.154 kg / 1000 packs	[*] / kg
	Tetra Moulding 8798/59-999-01	Usage rate: 1.074 kg / 1000 packs	[*] / kg
	Tetra Masterbatch 8797-999-01	Usage rate: 0.056 km / 1000 packs	[*] / kg
2	TB/m			Flexoprocess
Accessory	6065-701	500 ml Square	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.101 kg / 1000 packs	[*] / kg
	Tetra Moulding 8798-997/98-01	Usage rate: 1.074 kg / 1000 packs	[*] / kg
	Tetra Masterbatch 8797-997/98-01	Usage rate: 0.056 km / 1000 packs	[*] / kg
3	TBA/m			Flexo
Accessory	7045-460	200 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.076 kg / 1000 packs	[*] / kg
4	TBA/m			Flexoprocess
Accessory	7414-460	200 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.076 kg / 1000 packs	[*] / kg
5	TBA/m			Flexoprocess
Accessory	7414-465	200 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.094 kg / 1000 packs	[*] / kg
6	TBA/jl			Flexoprocess
Accessory	7369-460	200 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.076 kg / 1000 packs	[*] / kg
7	TBA/m			Flexo
Accessory	6131-810	1000 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.132 kg / 1000 packs	[*] / kg
8	TB/m			Flexo
Accessory	6131-700	500 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.090 kg / 1000 packs	[*] / kg
THE SELLER ZAO “Tetra Pak”			THE BUYER OAO “Wimm-Bill-Dann”

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission

Annex 1.4 to Contract P81044

March 01, 2008

SPECIFICATION

Annex № 1.4 is valid from 01/01/2009 till 30/04/2009.

##	Type of packaging material	Package volume, ml	Final price Seller’s warehouse (TP factory) EUR, Excl. VAT	Printing method
Delivery from: Tetra Pak Kiev (Ukraine)
9	TBA/m			Flexoline
Accessory	7045-705	1000 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.113 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.013 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.01 km / 1000 packs	[*] / kg
10	TB/m			Flexoprocess
Accessory	7414-705	500 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	sage rate: 0.113 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.013 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.01 km / 1000 packs	[*] / kg
11	TB/m			Flexoprocess
Accessory	6065-700	500 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	sage rate: 0.090 kg / 1000 packs	[*] / kg
12	TB/m			Flexoprocess
Accessory	6065-810	1000 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.132 kg / 1000 packs	[*] / kg
13	TBA/jl			Flexoprocess
Accessory	7369-705	500 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.113 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.013 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.01 km / 1000 packs	[*] / kg
Delivery from: Tetra Pak Dijon (France)
1	TBA/m			Flexoprocess
Accessory	6767-470	200 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.078 kg / 1000 packs	[*] / kg
THE SELLER ZAO “Tetra Pak”			THE BUYER OAO “Wimm-Bill-Dann”

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission

Annex 1.4 to Contract P81044

March 01, 2008

SPECIFICATION

Annex № 1.4 is valid from 01/01/2009 till 30/04/2009.

##	Type of packaging material	Package volume, ml	Final price Seller’s warehouse (TP factory) EUR, Excl. VAT	Printing method
Delivery from: Tetra Pak Lund (Sweden), Wrexham (UK)
1	TT-3/m			Flexoprocess
Accessory	4542-702	500 ml Midi	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.108 kg / 1000 packs	[*] / kg
	Tetra Moulding 8759-999-01	Usage rate: 3.0 kg / 1000 packs	[*] / kg
	Tetra Masterbatch 8797-999-01	Usage rate: 0.425 kg / 1000 packs	[*] / kg
2	TT-3/m			Flexoprocess
Accessory	4541-702	500 ml Midi	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.108 kg / 1000 packs	[*] / kg
	Tetra Moulding 8759-999-01	Usage rate: 3.0 kg / 1000 packs	[*] / kg
	Tetra Masterbatch 8797-999-01	Usage rate: 0.425 kg / 1000 packs	[*] / kg
3	TBA/jl			Flexoprocess
Accessory	7369-560	250 ml Base	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.088 kg / 1000 packs	[*] / kg
Delivery from: Tetra Pak Gorny Milanovec (Serbia)
1	TBA/jl			Flexoprocess
Accessory	7369-600	330 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.104 kg / 1000 packs	[*] / kg
2	TFA			Flexoprocess
Accessory	7464-701	500 ml Slim	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.101 kg / 1000 packs	[*] / kg
THE SELLER ZAO “Tetra Pak”			THE BUYER OAO “Wimm-Bill-Dann”

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission

Annex 1.4 to Contract P81044

March 01, 2008

SPECIFICATION

Annex № 1.4 is valid from 01/01/2009 till 30/04/2009.

##	Type of packaging material	Package volume, ml	Final price Seller’s warehouse (TP factory) EUR, Excl. VAT	Printing method
Delivery from: Tetra Pak Arganda (Spain)
1	TPA/m			Flexoprocess
Accessory	7131-561	250 ml Square	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.100 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.026 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.030 kg / 1000 packs	[*] / kg
	OS OPP Strip 8873-149-01	Usage rate: 0.040 kg / 1000 packs	[*] / kg
2	TPA/m			Flexoprocess
Accessory	7131-602	330 ml Square	[*] / 1000 pcs
materials	MPM LS Strip 8856-951-01	Usage rate: 0.103 kg / 1000 packs	[*] / kg
	IS PEP Strip 8865-967-01	Usage rate: 0.031 kg / 1000 packs	[*] / kg
	PULL Tab Strip 8729-728-01	Usage rate: 0.035 kg / 1000 packs	[*] / kg
	OS OPP Strip 8873-149-01	Usage rate: 0.044 kg / 1000 packs	[*] / kg

##	Type of caps	Quantity	Final price Seller’s warehouse (TP factory) EUR, Excl. VAT
Delivery from: Sweden, Italy, France, England, Russia
1	Simply Twist 1000 ml, 500ml 8926-909-01 white		[*] / 1000 pcs
2	ReCap3 100 ml 8940-001-01 white		[*] / 1000 pcs
3	StreamCap 200 ml
	8947-093-40 blue		[*] / 1000 pcs
	894709331 red		[*] / 1000 pcs
4	TwistCap
	8711/14-982-01 white		[*] / 1000 pcs
	8711-982-21 orange		[*] / 1000 pcs
	8711-983-30 red		[*] / 1000 pcs
	8711-982-43 blue		[*] / 1000 pcs
5	ScrewCap
	8909-881-01 white		[*] / 1000 pcs
	8909-881-34 red		[*] / 1000 pcs
6	ReCap2 500 ml 8930-093-01 white		[*] / 1000 pcs

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission

Annex 1.4 to Contract P81044

March 01, 2008

SPECIFICATION

Annex № 1.4 is valid from 01/01/2009 till 30/04/2009.

##	Type of caps	Quantity	Final price Seller’s warehouse (TP factory) EUR, Excl. VAT
7	StreamCap 500 ml 8958-001-34 orange		[*] / 1000 pcs
8	SlimCap 1000ml 8944-001-01 white		[*] / 1000 pcs
9	Simply Twist Light 1000 ml, 500ml 8979-909-01 white		[*] / 1000 pcs
Delivery from: Tubex (Portugal, Thailand)
1	U straws, 180mm long, 5mm diam for TBA 330C Code: 8776-193-02/03/U1805 white/transparent		[*] pcs
2	U straws, 180mm long, 5mm diam for TBA 330C Code: 8776-193-07/U1805 orange		[*] pcs
3	T straws, 150mm long, 5/6 mm diam for TPA 250/330 Square Code8783-919-03/T15056 white/transparent		[*] pcs
4	U straws, 165mm long, 4mm diam for TBA 250B Code: 8775-913-08 yellow		[*] pcs
Delivery from: Tetra Pak Moscow (Russia)
1	U straws, 150mm long, 4mm diam for TBA 200B Code: 8775-145-07 orange		[*] pcs
2	U straws, 150mm long, 4mm diam for TBA 200B Code: 8775-145-02/03 white/transparent		[*] pcs
THE SELLER			THE BUYER
ZAO “Tetra Pak”			OAO “Wimm-Bill-Dann”

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission